GOLDMAN SACHS FUNDS SMALL CAP VALUE FUND          Annual Report January 31, 1999




                                               Long-term capital growth


[BACKGROUND ARTWORK APPEARS HERE]              potential through a portfolio of


                                               smaller capitalization companies.


                                            [LOGO OF GOLDMAN SACHS APPEARS HERE]

GOLDMAN SACHS SMALL CAP VALUE FUND

  Market Overview

  Dear Shareholder,

  During the review period, events that began in Asia in 1997 continued to roil financial markets around the world. U.S. financial markets were not immune to the turmoil, and they fluctuated along with investor confidence.

 . U.S. Equity Market Fluctuated Along With Investor Confidence -- Early in the review period, the U.S. stock market generated strong performance, though not without an increase in overall market volatility. The mantle of market leadership was assumed by the largest and most liquid stocks in the S&P 500 Index, as circumstances conspired to make them the investment of choice among U.S. investors.

    As the period progressed, political and economic concerns worldwide dampened overall U.S. equity market performance. By period end, however, stocks rebounded on renewed confidence that concerted action from the G-7 (that is, the U.S., Japan, Germany, France, Italy, Great Britain and Canada), including an easing of rates by the Federal Reserve Board, would help avert a global financial meltdown.

 . The U.S. Economy Continued To See Growth -- Despite a slight tempering due to soft employment numbers, the U.S. economy continued to see growth for most of the review period. This growth, combined with continued uncertainty about the impact of Asian instability on the U.S. economy, kept the Federal Reserve in a wait-and-see mode for most of the period.

    On September 29th, in the wake of increasing global market turmoil, the Federal Reserve Board cut the Federal Fund's target rate by .25%, to 5.25%. As increasing illiquidity concerns in the market became more severe, the Fed followed up with two more surprise rate cuts, easing the target rate and the discount rate by another .50%. The Fed's actions were a strong signal that the monetary authorities were prepared to do whatever was necessary to provide liquidity and to support the economy against the potential for a substantial economic slowdown in 1999.

 . Market Outlook: Optimism Prevails -- We have a generally positive outlook for
  U.S. stocks. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally stable world political environment. We believe that this trend, combined with favorable demographic trends (such as the aging of the baby boomers), will benefit U.S. companies over the long term.

    At period end, while consumer spending remained strong, the manufacturing side of the economy appeared to weaken because of a trade drag and a slowdown in capital spending. However -- while there are a variety of opinions as to when the Fed will move -- based on signs of non-inflationary growth in the areas of consumer spending, new home sales and strong fourth quarter gross domestic product, the general consensus is that any further easing by the Fed will come later, rather than sooner.

  We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.

  Sincerely,

  /s/ David B. Ford                    /s/ John P. McNulty

  David B. Ford                        John P. McNulty
  Co-Head, Goldman Sachs               Co-Head, Goldman Sachs
   Asset Management                     Asset Management

February 26, 1999

 .    NOT FDIC INSURED
 .    May Lose Value
 .    No Bank Guarantee

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

Fund Basics
as of January 31, 1999

Assets Under Management
$328.4 Million

Number of Holdings
67

NASDAQ Symbols

Class A Shares
GSSMX

Class B Shares
GSQBX

Class C Shares
GSSCX

Institutional Shares
GSSIX

Service Shares
GSSSX

--------------------------------------------------------------------------------
Performance Review
--------------------------------------------------------------------------------
January 31, 1998-             Fund Total Return
January 31,1999              (without sales charge)1        Russell 2000 Index2
--------------------------------------------------------------------------------
Class A                                  -17.37%                      0.33%
Class B                                  -18.00%                      0.33%
Class C                                  -17.91%                      0.33%
Institutional                            -17.04%                      0.33%
Service                                  -17.41%                      0.33%
--------------------------------------------------------------------------------
1The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

2The Russell 2000 Index figures include dividends reinvested and do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
Total Return (with sales charge)
--------------------------------------------------------------------------------

For the period ended 12/31/98     Class A       Class B        Class C      Institutional     Service
---------------------------------------------------------------------------------------------------------
Last 6 Months3                     -27.40%       -27.31%        -24.17%       -23.05%5       -23.21%5
One Year4                          -21.44%       -21.64%        -18.26%       -16.56%5       -16.92%5
Five Years4                          2.89%          N/A            N/A           N/A           4.04%5
Since Inception4                     9.32%         2.67%         -8.46%        -7.50%5        10.31%5,6
                                (10/22/92)      (5/1/96)      (8/15/97)     (8/15/97)     (10/22/92)
---------------------------------------------------------------------------------------------------------

3The Cumulative Total Return (with sales charge) is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 1% in the sixth year), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on December 31, 1998 was $20.00 and represents the NAV plus the maximum sales charge of 5.5%.

4The Average Annual Total Return (with sales charge) is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects sales charges.

5Cumulative or Average Annual Total Returns as of 12/31/98.

6Performance data for Service Shares prior to 8/15/97 is that of the Class A
 Shares (excluding the impact of the front-end sales charge applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Small Cap Value Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

--------------------------------------------------------------------------------
Top 10 Company Holdings as of 1/31/99
--------------------------------------------------------------------------------
                                    % of Total
Company Holding                     Net Assets    Line of Business
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                3.3%       Healthcare Management
Friedmans, Inc.                        3.3%       Specialty Retail
Prime Hospitality Corp.                3.1%       Restaurants & Hotels
Pacific Century Financial Corp.        2.9%       Banks
Integrated Health Services, Inc.       2.8%       Healthcare Management
Matria Healthcare, Inc.                2.5%       Health & Medical Services
Healthplan Services Corp.              2.3%       Health & Medical Services
UCAR International, Inc.               2.3%       Steel
Vishay Intertechnology, Inc.           2.3%       Semiconductors
ESG Re Ltd.                            2.3%       Insurance Services
--------------------------------------------------------------------------------
The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Overview

Dear Shareholder,

The following is a report on the performance of the Goldman Sachs Small Cap Value Fund for the 12-month period ended January 31, 1999.

  Performance Review

  Over the 12-month period ended January 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated annual total returns, without sales charges, of -17.37%, -18.00%, -17.91%, -17.04% and -17.41%, respectively.
  These figures underperformed the 0.33% annualized return of the Fund's benchmark, the Russell 2000 Index.

  What Hurt Fund Performance

  Our underperformance during the year was primarily attributable to market upheaval in the third quarter of 1998, and the resultant discount of small cap companies, particularly some in our value portfolio.

 . In the broadest sense, our portfolio was deeply affected by a "flight to quality" mentality. Small cap companies that were achieving solid results sold at a deep discount to the broad market, while companies with near-term problems sold at an extreme discount to the market.

 . In the second half of the year, our portfolio also suffered due to several macro factors: the smallest capitalization stocks were hardest hit during the third quarter, and our portfolio's median market cap was in the bottom quartile. Furthermore, small cap growth style investing outperformed small cap value style investing: for the 12-month period ended January 31, 1999, the Russell 2000 Growth Index returned 7.21%, while the Russell 2000 Value Index returned -6.89%. Finally, tax loss selling in the latter part of the year created an additional negative for small cap stocks, especially the poorest performers.

 . Several specific holdings also detracted from our Fund's performance, but we are pleased to report that many of these have rebounded from their lows. Among the stock highlights on the next page, we discuss some of the holdings that were detrimental to returns in the third quarter of 1998 but that led our fourth quarter rebound. We believe that such examples help illustrate what we do as value investors: we aim to exploit market anomalies by investigating what is undiscovered or misunderstood by the marketplace. By applying a disciplined investment strategy to small cap companies that sell at a discount to their peers, we believe we have the potential to create long-term value for our clients.

  Portfolio Composition

  As bottom-up stock-pickers, the Fund's management team focuses on individual companies first, but sometimes finds a concentration of value within particular industries or sectors. With this in mind, as of January 31, 1999, the Fund maintained overweight positions in the energy, consumer services, industrials and financial sectors. Underweight positions were maintained in basic materials, consumer noncyclicals and cyclicals, technology, telecommunications and commercial services.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

Value investment Process

Value stocks represent companies that are currently undervalued in the market, but whose intrinsic value we believe ultimately will be recognized. Our value stock selection process emphasizes a bottom-up approach.

Search for Value
We search for value from a universe of 1,000 stocks, and then select 200 to 300 of the least expensive.

Fundamental Research
We refine our stock list through rigorous analysis of companies' "fundamentals" and face-to- face meetings with company management, competitors, suppliers and customers.

Risk Management
We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.


Portfolio Highlights

 . ESG Re -- ESG Re, a specialty reinsurance firm, had been trading below the value of the cash on its balance sheet in the third quarter of 1998. Beyond a rebound from this extraordinarily cheap valuation, the company has benefited from growing investor confidence about premium growth in 1999.

 . Friedman's -- This jewelry retailer recovered from a depressed valuation of
  0.5 X book value (reached in the third quarter of 1998) as management optimism and the resolution of earnings uncertainty restored investor confidence.

 . MEMC Electronic Material -- This manufacturer of silicon wafers (a component of semiconductors) was up more than 180% in the fourth quarter of 1998. Its stock rebounded from its price level at one-third of book value earlier this year; this depressed price level was a consequence of a poor near-term outlook for semiconductors, but we believed that the company's standing as one of only five providers of silicon wafers made it a valuable business.

  Portfolio Outlook

  As value investors, we believe that extremes are not sustainable, and as small cap stocks declined while the broad market continued its ascent, we remained committed to our research-based value portfolio. We are positive about the long-term value offered by small caps and by this portfolio.

    Small cap stocks have historically exhibited the ability to generate strong earnings even as larger cap companies' profits slow. Earnings of the overall S&P 500 Index have been slowing since 1997, and in an environment of global uncertainty and modest growth expectations, smaller cap stocks may benefit from their relative economic insensitivity. Furthermore, 1998 gains of the S&P 500 were driven by a small group of mega-cap and Internet stocks. Without the largest 250 companies in the index, the S&P 500 would have posted negative returns for the year. The discounted valuation of small caps may reattract capital to the asset class and drive a return to more normal valuations -- historically, small caps have traded at a valuation premium to larger companies.

    We perform rigorous, firsthand research into small cap stocks that trade at a discount to the market and their peers due to obscurity or uncertainty. We aim to exploit market anomalies by investigating what is undiscovered or misunderstood by the marketplace. Investment ideas are put to qualitative tests to assess downside risk/return potential, and holdings adhere to a disciplined investment strategy employing quantitative portfolio constraints to manage security and sector exposure, cash levels, turnover and tracking error. Strong fourth quarter results strengthen our belief that our combination of a value-based approach with a well-prioritized and disciplined investment strategy has the potential to provide solid returns to the long-term investor.

  Goldman Sachs Small Cap Value Team

  New York, February 26, 1999

GOLDMAN SACHS SMALL CAP VALUE FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

                           Resources and Relationships

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                In-Depth Research

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                 Risk Management

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary
January 31, 1999

 The following graph shows the value, as of January 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on October 22, 1992 (commencement of operations) of the Goldman Sachs Small Cap Value Fund. For comparative purposes, the performance of the Fund's bench-mark, the Russell 2000 Growth Index and the Standard and Poor's 500 Index ("S&P 500 Index") are shown. This performance data represents past perfor-mance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctua-tions will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 Small Cap Value Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions reinvested October 22, 1992 to January 31, 1999

[GRAPH APPEARS HERE]
                    Small Cap Class A     S & P 500    Russell 2000 Growth index
                    -----------------     ---------    ------------------------
-
        10/22/92           9,450            10,000               10,000
Oct                        9,620            10,095               10,187
Nov                       10,120            10,439               10,966
Dec                       10,857            10,567               11,348
           01/93          11,138            10,655               11,731
Feb                       11,138            10,800               11,460
Mar                       11,752            11,028               11,832
Apr                       11,618            10,762               11,508
May                       11,772            11,050               12,016
June                      12,266            11,082               12,091
           07/93          12,606            11,037               12,258
Aug                       13,341            11,456               12,787
Sept                      13,663            11,368               13,148
Oct                       13,897            11,603               13,486
Nov                       13,763            11,493               13,042
Dec                       14,241            11,632               13,488
           01/94          14,493            12,027               13,912
Feb                       14,269            11,701               13,861
Mar                       14,058            11,191               13,130
Apr                       13,925            11,334               13,207
May                       13,883            11,520               13,059
June                      13,609            11,238               12,618
           07/94          13,294            11,606               12,825
Aug                       13,960            12,082               13,540
Sept                      14,009            11,788               13,495
Oct                       13,461            12,053               13,442
Nov                       12,835            11,614               12,899
Dec                       12,131            11,786               13,246
           01/95          11,953            12,091               13,080
Feb                       12,508            12,563               13,624
Mar                       12,738            12,935               13,858
Apr                       12,819            13,315               14,166
May                       12,442            13,847               14,409
June                      12,501            14,169               15,157
           07/95          13,108            14,639               16,030
Aug                       13,716            14,676               16,362
Sept                      13,679            15,295               16,655
Oct                       12,605            15,240               15,924
Nov                       13,160            15,909               16,592
Dec                       13,177            16,216               17,030
           01/96          12,813            16,767               17,012
Feb                       13,221            16,923               17,542
Mar                       14,185            17,086               17,905
Apr                       15,407            17,337               18,863
May                       16,608            17,784               19,607
June                      16,393            17,852               18,800
           07/96          15,682            17,063               17,159
Aug                       16,267            17,423               18,156
Sept                      16,964            18,404               18,866
Oct                       16,097            18,911               18,574
Nov                       16,134            20,341               19,340
Dec                       16,054            19,938               19,846
           01/97          16,320            21,184               20,243
Feb                       16,335            21,350               19,750
Mar                       16,515            20,472               18,817
Apr                       16,304            21,692               18,870
May                       18,130            23,014               20,970
June                      18,942            24,045               21,870
           07/97          19,200            25,959               22,887
Aug                       19,886            24,505               23,411
Sept                      21,805            25,848               25,125
Oct                       21,169            24,984               24,021
Nov                       20,589            26,141               23,865
Dec                       20,899            26,591               24,283
           01/98          20,591            26,886               23,899
Feb                       22,132            28,824               25,655
Mar                       23,681            30,300               26,979
Apr                       24,452            30,606               27,127
May                       23,656            30,080               25,665
June                      22,611            31,301               25,719
           07/98          20,428            30,966               23,636
Aug                       15,847            26,488               19,046
Sept                      15,323            28,186               20,537
Oct                       16,251            30,478               21,375
Nov                       17,124            32,325               22,495
Dec                       17,372            34,187               23,888
           01/99          17,014            35,616               24,205


  Average Annual Total Return through January 31,
  1999                                              Since Inception Five Years One Year
  Class A (commenced October 22, 1992)
  Excluding sales charges                                     9.81%      3.26%  -17.37%
  Including sales charges                                     8.83%      2.10%  -21.92%
 --------------------------------------------------------------------------------------
  Class B (commenced May 1, 1996)
  Excluding contingent deferred sales charges                 2.93%        n/a  -18.00%
  Including contingent deferred sales charges                 1.80%        n/a  -22.10%
 --------------------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales charges                -9.32%        n/a  -17.91%
  Including contingent deferred sales charges                -9.32%        n/a  -18.73%
 --------------------------------------------------------------------------------------
  Institutional Class (commenced August 15, 1997)            -8.35%        n/a  -17.04%
 --------------------------------------------------------------------------------------
  Service Class (commenced August 15, 1997)                  -8.87%        n/a  -17.41%
 --------------------------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Investments
January 31, 1999

  Shares    Description                               Value

 Common Stocks - 94.7%
  Advertising & Marketing - 1.9%
  586,800   MDC Communications Corp.*           $  6,088,050
 -----------------------------------------------------------
  Aerospace/Defense - 2.5%
  676,600   AVTeam Inc.*                           3,213,850
  628,400   Tristar Aerospace Co.*                 5,145,025
                                                ------------
                                                   8,358,875
 -----------------------------------------------------------
  Agriculture/Heavy Equipment - 1.5%
  575,800   Titan International Inc.               4,786,338
 -----------------------------------------------------------
  Banks - 2.9%
  434,700   Pacific Century Financial Corp.        9,563,400
 -----------------------------------------------------------
  Chemical Products - 1.0%
  674,600   Methanex Corporation*                  3,373,000
 -----------------------------------------------------------
  Commercial Services - 2.1%
  95,300    Black Box Corp.*                       3,496,319
  493,000   Opinion Research Corp.*                3,389,375
                                                ------------
                                                   6,885,694
 -----------------------------------------------------------
  Construction/Environmental Services - 1.7%
  173,500   Stone & Webster, Inc.                  5,443,563
 -----------------------------------------------------------
  Consumer Products - 1.0%
  300,600   American Safety Razor Co.*             3,306,600
 -----------------------------------------------------------
  Educational Services - 1.0%
  117,700   Career Education Corp.*                3,442,725
 -----------------------------------------------------------
  Electrical Equipment - 1.9%
  468,200   Dennison International PLC*            6,320,700
 -----------------------------------------------------------
  Electronics & Other Electrical Equipment -
  1.3%
  214,400   Belden, Inc.                           4,301,400
 -----------------------------------------------------------
  Energy - 1.4%
  750,700   Swift Energy Company*                  4,598,038
 -----------------------------------------------------------
  Health & Medical Services - 4.9%
  898,100   Healthplan Services Corp.              7,633,850
  2,373,600 Matria Healthcare, Inc.*               8,307,600
                                                ------------
                                                  15,941,450
 -----------------------------------------------------------
  Healthcare Management - 9.2%
  662,300   American Physician Partners*           4,967,250
  657,800   Integrated Health Services, Inc.       9,209,200
  1,095,800 Mariner Post-Acute Network, Inc.*      5,205,050
  576,300   Quest Diagnostics, Inc.*              10,913,681
                                                ------------
                                                  30,295,181
 -----------------------------------------------------------
  Industrial Machinery - 1.1%
  193,600   Unova, Inc.*                           3,666,300
 -----------------------------------------------------------
  Insurance - 1.3%
  138,700   SCPIE Holdings, Inc.                   4,117,656
 -----------------------------------------------------------

  Shares  Description                             Value

 Common Stocks - (continued)
  Insurance Services - 4.8%
  313,500 Amerin Corp.*                     $  7,288,875
  433,700 ESG Re Ltd.                          7,481,325
  55,500  Frontier Insurance Group, Inc.         835,969
                                            ------------
                                              15,606,169
 -------------------------------------------------------
  Insurance-Life - 0.9%
  164,600 ARM Financial Group, Inc.            3,034,813
 -------------------------------------------------------
  Insurance-Property and Casualty - 3.8%
  184,100 American Safety Insurance*           1,725,937
  188,000 Penn Treaty American Corp.*          4,441,500
  231,800 PXRE Corp.                           4,737,413
  345,800 Seibels Bruce Group*                 1,123,850
  45,400  Symons International Group*            408,600
                                            ------------
                                              12,437,300
 -------------------------------------------------------
  Jewelry - 1.8%
  234,112 Movado Group, Inc.                   5,955,223
 -------------------------------------------------------
  Manufacturing-Miscellaneous - 1.2%
  353,600 Lydall, Inc.*                        3,845,400
 -------------------------------------------------------
  Metal Fabricate/Hardware - 1.2%
  174,300 Wolverine Tube, Inc.*                3,932,644
 -------------------------------------------------------
  Oil Refining & Marketing - 0.5%
  147,500 Tesoro Petroleum Co.*                1,604,063
 -------------------------------------------------------
  Personal Computers and Peripherals -
  1.6%
  401,300 Banctec, Inc.*                       5,216,900
 -------------------------------------------------------
  Pharmaceuticals - 1.7%
  628,900 Perrigo Co.*                         5,738,712
 -------------------------------------------------------
  Real Estate - 4.2%
  113,400 Annaly Mortgage Management           1,077,300
  429,100 RFS Hotel Investors, Inc.            5,444,205
  302,033 Insignia Financial Group*            4,322,847
  327,600 Prime Retail, Inc.                   2,948,400
                                            ------------
                                              13,792,752
 -------------------------------------------------------
  Restaurants & Hotels - 5.3%
  406,400 Mortons Restaurant Group, Inc.*      7,391,400
  964,300 Prime Hospitality Corp.*            10,064,881
                                            ------------
                                              17,456,281
 -------------------------------------------------------
  Retail Hardgoods - 0.8%
  173,500 Brookstone, Inc.*                    2,483,218
 -------------------------------------------------------
  Retail Trade - 1.6%
  617,800 Syms Corp.*                          5,212,688
 -------------------------------------------------------
  Savings and Loan - 0.5%
  129,700 Sovereign Bancorp, Inc.              1,645,568
 -------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

  Shares  Description                               Value

 Common Stocks - (continued)
  Semiconductors - 8.3%
  708,600 General Semiconductor Inc.*        $   5,845,950
  643,200 MEMC Electronic Materials, Inc.*       5,708,400
  86,600  Silicon Valley Group, Inc.*            1,423,488
  636,900 Kemet Corp.*                           6,767,063
  571,962 Vishay Intertechnology, Inc.*          7,471,254
                                             -------------
                                                27,216,155
 ---------------------------------------------------------
  Software & Services - 2.0%
  806,800 Vanstar Corp*                          6,605,675
 ---------------------------------------------------------
  Specialty Retail - 5.1%
  882,500 Friedmans, Inc.*                      10,755,468
  964,700 J. Baker, Inc.                         5,727,906
  116,900 Loehmann's, Inc.*                        138,819
                                             -------------
                                                16,622,193
 ---------------------------------------------------------
  Steel - 4.1%
  224,300 Carbide/Graphite Group*                2,733,656
  396,300 Ispat International NV                 2,997,019
  413,100 UCAR International, Inc.*              7,616,531
                                             -------------
                                                13,347,206
 ---------------------------------------------------------
  Supermarkets - 0.4%
  165,300 Fleming Companies, Inc.                1,477,369
 ---------------------------------------------------------
  Textiles - 2.2%
  652,100 Burlington Industries, Inc.*           4,320,163
  119,200 Reebok International Ltd.*             1,773,100
  66,100  Synthetic Industries, Inc.*            1,181,538
                                             -------------
                                                 7,274,801
 ---------------------------------------------------------
  Transportation/Logistics - 1.2%
  203,800 Hub Group, Inc.*                       4,076,000
 ---------------------------------------------------------
  Trucking - 2.7%
  501,000 Allied Holdings, Inc.*                 7,014,000
  41,600  Landstar Systems, Inc.*                1,736,800
                                             -------------
                                                 8,750,800
 ---------------------------------------------------------
  Utilities - 2.2%
  401,500 CMP Group, Inc.                        7,227,000
 ---------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $371,596,629)                        $ 311,047,900
 ---------------------------------------------------------

  Principal
  Amount      Description                                       Value

 Corporate Bonds - 0.1%
  $   500,000 J. Baker, Inc. 7.0%, 06/01/02             $     378,750
 --------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $498,992)                                       $     378,750
 --------------------------------------------------------------------
  Contracts   Description                                      Value

 Options - 0.1%
  125         S&P 500 Index Put Strike 1125 exp 06/99   $     425,000
 --------------------------------------------------------------------
  TOTAL OPTIONS
  (Cost $646,625)                                       $     425,000
 --------------------------------------------------------------------

  Principal              Interest                     Maturity
  Amount                 Rate                         Date                               Value
 Repurchase Agreement - 6.0%
  Joint Repurchase Agreement Account
  $19,700,000             4.84%                       02/01/99                     $ 19,700,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $19,700,000)                                                               $ 19,700,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $392,442,246)(a)                                                           $331,551,650
 -----------------------------------------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in which
   value exceeds cost                                                              $ 20,883,299
  Gross unrealized loss for investments in which
   cost exceeds value                                                               (83,282,286)
 -----------------------------------------------------------------------------------------------
  Net unrealized loss                                                              $(62,398,987)
 -----------------------------------------------------------------------------------------------

 * Non-income producing security.

 (a) The aggregate cost for federal income tax purposes is $393,950,637.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Assets and Liabilities
January 31, 1999
 Assets:

  Investment in securities, at value (identified cost
   $392,442,246)                                                  $331,551,650
  Cash                                                                  13,549
  Receivables:
  Investment securities sold                                         4,172,234
  Dividends and interest, at value                                     113,011
  Fund shares sold                                                     282,474
  Reimbursement from investment adviser                                160,728
  Other assets                                                          39,065
 ------------------------------------------------------------------------------
  Total assets                                                     336,332,711
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                    3,416,796
  Fund shares repurchased                                            3,968,193
  Amounts owed to affiliates                                           458,233
  Accrued expenses and other liabilities                               125,654
 ------------------------------------------------------------------------------
  Total liabilities                                                  7,968,876
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  410,398,210
  Accumulated net realized loss on investment and options
  transactions                                                     (21,143,779)
  Net unrealized loss on investments and options transactions      (60,890,596)
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $328,363,835
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                               $18.51
  Class B                                                               $18.10
  Class C                                                               $18.12
  Institutional                                                         $18.62
  Service                                                               $18.50
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                           14,139,071
  Class B                                                            2,369,281
  Class C                                                              453,409
  Institutional                                                        824,509
  Service                                                               14,136
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                17,800,406
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $19.59. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Operations
For the Year Ended January 31, 1999

  Investment income:
  Dividends                                                     $  3,423,058
  Interest                                                         2,128,511
 ----------------------------------------------------------------------------
  Total income                                                     5,551,569
 ----------------------------------------------------------------------------
  Expenses:
  Management fees                                                  4,417,249
  Distribution and service fees(a)                                 2,232,779
  Transfer agent fees                                                693,789
  Custodian fees                                                     139,000
  Professional fees                                                   85,541
  Registration fees                                                   82,511
  Trustee fees                                                         9,226
  Service share fees                                                     589
  Other                                                              240,144
 ----------------------------------------------------------------------------
  Total expenses                                                   7,900,828
 ----------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by Goldman Sachs      (919,108)
 ----------------------------------------------------------------------------
  Net expenses                                                     6,981,720
 ----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                             (1,430,151)
 ----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment and option transactions:
  Net realized gain (loss) from:
  Investment transactions                                        (21,057,157)
  Options written                                                      3,952
  Net change in unrealized gain (loss) on:
  Investments                                                    (75,425,946)
 ----------------------------------------------------------------------------
  Net realized and unrealized loss on investment and option
  transactions                                                   (96,479,151)
 ----------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(97,909,302)
 ----------------------------------------------------------------------------

 (a) The distribution and service fees for Class A, Class B and Class C were $1,655,658, $494,223, and $82,898, respectively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Statements of Changes in Net Assets

                                               For the           For the
                                              Year Ended        Year Ended
                                           January 31, 1999  January 31, 1998
  From operations:
  Net investment loss                          $ (1,430,151)     $ (1,001,901)
  Net realized (loss) gain on investment
  transactions                                  (21,053,205)       54,033,025
  Net change in unrealized (loss) gain on
  investments                                   (75,425,946)        9,929,833
 -----------------------------------------------------------------------------
  Net (decrease) increase in net assets
  resulting from operations                     (97,909,302)       62,960,957
 -----------------------------------------------------------------------------
  Distributions to shareholders:
  From net realized gain on investment
  transactions
  Class A shares                                (20,135,069)      (30,853,322)
  Class B shares                                 (2,897,126)       (3,473,153)
  Class C shares                                   (512,006)         (381,647)
  Institutional shares                             (946,473)       (1,305,439)
  Service shares                                    (16,422)             (149)
 -----------------------------------------------------------------------------
  Total distributions to shareholders           (24,507,096)      (36,013,710)
 -----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                 285,768,961       231,518,320
  Reinvestment of dividends and
  distributions                                  22,881,335        33,954,677
  Cost of shares repurchased                   (291,025,366)      (74,999,747)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting
  from share transactions                        17,624,930       190,473,250
 -----------------------------------------------------------------------------
  TOTAL (DECREASE) INCREASE                    (104,791,468)      217,420,497
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of year                             433,155,303       215,734,806
 -----------------------------------------------------------------------------
  End of year                                 $ 328,363,835      $433,155,303
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements
January 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Small Cap Value Fund (the "Fund"). At January 31, 1999, the Fund offered five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the mean between the closing bid and asked prices. Debt securities are valued at prices supplied by independent pricing services, which reflect broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quota-tions are available are valued at the last sale price on valuation date, or if no sale occurs, at the mean between the most recent bid and asked prices. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Restricted securities, and other securities for which quota-tions are not readily available, are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. Howev-er, the Fund does not amortize premiums on U.S. Government and corporate bonds. It is the Fund's policy, when necessary, to accrue its estimated capi-tal gain taxes on foreign securities.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 E. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements (continued)
January 31, 1999
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, de-pending on the type of book/tax differences that may exist.
   The Fund had approximately $9,630,000 at January 31, 1999 (the Fund's tax year end) of capital loss carry forward expiring in 2007 for federal tax pur-poses. This amount is available to be carried forward to offset future capi-tal gains to the extent permitted by applicable laws or regulations.

 F. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective distribution and service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions of their services with respect to such shares. Each class of Shares of the Fund bear its respective class-specific transfer agency fees.

 G. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 H. Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   Effective September 1, 1998, the adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, service share fees, indemnification costs and extraordinary expenses) to the extent such expenses exceeded, on an annual basis, .06% of the average daily net assets of the Fund. For the year ended January 31, 1999, Goldman Sachs reimbursed approximately $181,000.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $596,000 during the year ended January 31, 1999.
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had adopted Distribution Plans (the "Distribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs was entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively. For the year ended January 31, 1999, the Distributor voluntarily agreed to waive approximately $738,000 of its distribution fees attributable to the Class A shares.
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had also adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Authorized Dealers were compensated for providing personal and account maintenance services. The Fund paid a fee under the Dealer Service Plan equal, on an annual basis, up to .25% of its average daily net assets attributable to Class A, Class B and Class C shares.
   Effective September 1, 1998, the Distribution Plans and Dealer Service Plans were combined into a Distribution and Service Plan. Under the Distribution and Service Plan, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00%, and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Effective September 1, 1998 the fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of January 31, 1999, the amounts owed to affiliates were approximately $296,000, $104,000, and $58,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements (continued)
January 31, 1999
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options transactions) for the year ended January 31, 1999, were $394,082,808 and $393,501,489 respectively.
   For the year ended January 31, 1999, Goldman Sachs earned approximately $49,000 of brokerage commissions from portfolio transactions.
   For the year ended January 31, 1999, written put option transactions in the Fund were as follows:

  Written Options                        Number of Contracts Premium Received
 ----------------------------------------------------------------------------
  Balance outstanding at beginning of
  year                                            --                  --
  Options written                                 16               3,952
  Options expired                                (16)             (3,952)
 ----------------------------------------------------------------------------
  BALANCE OUTSTANDING, END OF YEAR                 0                   0
 ----------------------------------------------------------------------------

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At January 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $19,700,000 in principal amount. At January 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by federal agency obligations.

                                 Principal    Interest Maturity   Amortized
        Repurchase Agreements      Amount       Rate     Date        Cost
 -----------------------------------------------------------------------------
 ABN/AMRO, Inc.                $  875,000,000   4.84%  02/01/99 $  875,000,000
 -----------------------------------------------------------------------------
 Bear Stearns & Co.               250,000,000   4.83   02/01/99    250,000,000
 -----------------------------------------------------------------------------
 NationsBanc Montgomery
 Securities LLC                 1,000,000,000   4.84   02/01/99  1,000,000,000
 -----------------------------------------------------------------------------
 CS First Boston Corp.            363,500,000   4.83   02/01/99    363,500,000
 -----------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                       $2,488,500,000
 -----------------------------------------------------------------------------

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
 7. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1999, the Fund did not have any borrowings under these facilities.

 8. TRANSACTIONS WITH AFFILIATED COMPANIES

 A Fund is considered to be invested in an affiliated company if that Fund owns greater than five percent of the outstanding voting securities of such company. Transactions during the year ended January 31, 1999 with affiliates of the Fund are as follows:

                                                                                      Market
                                         Purchases   Sales     Realized    Dividend    Value
  Affiliate Name                          at Cost   Proceeds  Gain/(Loss)   Income    1/31/99
 ----------------------------------------------------------------------------------------------
  Allied Holdings, Inc.                  $316, 314 $1,769,883 $   626,371  $     -- $ 7,014,000
 ----------------------------------------------------------------------------------------------
  AVTeam Inc.                              729,500    374,388      60,893        --   3,213,850
 ----------------------------------------------------------------------------------------------
  J. Baker, Inc.                         2,240,024  6,244,871  (2,976,259)   58,746   5,727,906
 ----------------------------------------------------------------------------------------------
  Brookstone, Inc.                              --  8,104,846     719,739        --   2,483,218
 ----------------------------------------------------------------------------------------------
  DSI Toys, Inc.                                --    545,999  (2,138,254)       --          NA
 ----------------------------------------------------------------------------------------------
  Friedmans, Inc.                        3,821,540  3,933,586  (2,005,721)       --  10,755,468
 ----------------------------------------------------------------------------------------------
  Friendly Ice Cream Corp.                 693,088  5,431,375  (2,545,144)       --          NA
 ----------------------------------------------------------------------------------------------
  Healthplan Services Corp.              6,234,702  2,955,961  (1,953,175)  535,079   7,633,850
 ----------------------------------------------------------------------------------------------
  Loehmann's Inc.                               --  1,368,886  (3,552,718)       --     138,819
 ----------------------------------------------------------------------------------------------
  Martria Healthcare, Inc.               5,702,248    125,071     (64,129)       --   8,307,600
 ----------------------------------------------------------------------------------------------
  MDC Corp.                              6,211,251    760,500      20,600        --   6,088,050
 ----------------------------------------------------------------------------------------------
  Mortons Restaurant Group, Inc.         1,359,173    972,099     562,894        --   7,391,400
 ----------------------------------------------------------------------------------------------
  Movado Group, Inc.                     1,601,032  8,842,750   6,733,528    14,183   5,955,223
 ----------------------------------------------------------------------------------------------
  Opinion Research Corp.                        --    253,190    (122,185)       --   3,389,375
 ----------------------------------------------------------------------------------------------
  Platinum Entertainment Inc.                   --  5,201,688     613,672        --          NA
 ----------------------------------------------------------------------------------------------
  Pluma Inc.                               430,696  1,955,770  (2,785,119)       --          NA
 ----------------------------------------------------------------------------------------------
  Scott Technologies                            --  3,419,302   1,165,492        --          NA
 ----------------------------------------------------------------------------------------------
  Seibels Bruce Group, Inc.                966,094  1,252,116    (448,614)       --   1,123,850
 ----------------------------------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements (continued)
January 31, 1999
 9. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $1,430,151 from paid-in capital to accumulated undistributed net investment income and $35 from paid-in-capital to accumulated net realized loss on in-vestment and options transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capi-tal accounts on a tax basis.

 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the years ended:

                              January 31, 1999          January 31, 1998
                           ------------------------- -------------------------
                               Shares       Dollars      Shares       Dollars
 -----------------------------------------------------------------------------
 Class A Shares
 Shares sold               11,250,168  $248,147,068   7,020,650  $172,468,843
 Reinvestments of divi-
dends and distributions     1,120,125    18,887,752   1,196,260    29,143,998
 Shares repurchased       (13,625,605) (275,189,998) (2,963,020)  (72,385,902)
                             -------------------------------------------------
                           (1,255,312)   (8,155,178)  5,253,890   129,226,939
 -----------------------------------------------------------------------------
 Class B Shares
 Shares sold                1,020,790    24,298,444   1,583,327    39,092,621
 Reinvestments of divi-
dends and distributions       159,248     2,632,705     133,772     3,203,441
 Shares repurchased          (609,437)  (12,177,880)    (94,963)   (2,262,530)
                             -------------------------------------------------
                              570,601    14,753,269   1,622,136    40,033,532
 -----------------------------------------------------------------------------
 Class C Shares
 Shares sold                  348,913     8,014,845     237,741     6,114,667
 Reinvestments of divi-
dends and distributions        24,492       404,852      12,751       303,029
 Shares repurchased          (156,144)   (3,072,836)    (14,344)     (349,698)
                             -------------------------------------------------
                              217,261     5,346,861     236,148     6,067,998
 -----------------------------------------------------------------------------
 Institutional Shares
 Shares sold                  191,950     5,013,154     553,727    13,840,589
 Reinvestments of divi-
dends and distributions        55,467       939,606      53,456     1,304,063
 Shares repurchased           (30,030)     (583,311)        (61)       (1,617)
                             -------------------------------------------------
                              217,387     5,369,449     607,122    15,143,035
 -----------------------------------------------------------------------------
 Service Shares
 Shares sold                   13,163       295,450          64         1,600
 Reinvestments of divi-
dends and distributions           974        16,420           6           146
 Shares repurchased               (71)       (1,341)         --            --
                             -------------------------------------------------
                               14,066       310,529          70         1,746
 -----------------------------------------------------------------------------
 NET INCREASE (DECREASE)     (235,997) $ 17,624,930   7,719,366  $190,473,250
 -----------------------------------------------------------------------------

 Goldman Sachs Small Cap Value Fund -- Tax Information (unaudited)

   Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $11,303,078 as capital gain dividends for its year ended January 31, 1999.

GOLDMAN SACHS SMALL CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                            Income (loss) from
                                         investment operations(d)    Distributions to shareholders
                                      ------------------------------ ------------------------------
                                                    Net realized and
                                                       unrealized                    From net
                            Net asset                 gain (loss)    In excess     realized gain    Net increase
                             value,        Net       on investment     of net     on investment,     (decrease)
                            beginning  investment     and options    investment options and futures in net asset
                            of period income (loss)   transactions     income      transactions        value
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares      $24.05      $(0.06)         $(4.48)       $   --         $(1.00)          $(5.54)
  1999 - Class B Shares       23.73       (0.21)          (4.42)           --          (1.00)           (5.63)
  1999 - Class C Shares       23.73       (0.18)          (4.43)           --          (1.00)           (5.61)
  1999 - Institutional
  Shares                      24.09        0.03           (4.50)           --          (1.00)           (5.47)
  1999 - Service Shares       24.05       (0.04)          (4.51)           --          (1.00)           (5.55)
 ---------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares       20.91        0.14            5.33            --          (2.33)            3.14
  1998 - Class B Shares       20.80       (0.01)           5.27            --          (2.33)            2.93
  1998 - Class C Shares
  (commenced August
  15, 1997)                   24.69       (0.06)           1.43         (0.34)         (1.99)           (0.96)
  1998 - Institutional
  Shares (commenced August
  15, 1997)                   24.91        0.03            1.48         (0.28)         (2.05)           (0.82)
  1998 - Service Shares
  (commenced August 15,
  1997)                       24.91       (0.01)           1.48         (0.31)         (2.02)           (0.86)
 ---------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       17.29       (0.21)           4.92            --          (1.09)            3.62
  1997 - Class B Shares
  (commenced May 1, 1996)     20.79       (0.11)           1.21            --          (1.09)            0.01
 ---------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       16.14       (0.23)           1.39            --          (0.01)            1.15
 ---------------------------------------------------------------------------------------------------------------
  1995 - Class A Shares       20.67       (0.07)          (3.53)        (0.24)         (0.69)           (4.53)
 ---------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Annualized.
 (c) Not annualized.
 (d) Includes the balancing effect of calculating per share amounts.
The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

                                                                        Ratios assuming no voluntary
                                                                         waiver of fees or expense
                                                                                limitations
                                                                       ------------------------------

                                                        Ratio of                           Ratio of
                            Net assets   Ratio of     net investment     Ratio of      net investment
   Net asset                at end of  net expenses  income (loss) to  expenses to      income (loss)     Portfolio
   value, end     Total       period    to average     average net     average net     to average net     turnover
   of period    return(a)   (in 000s)   net assets        assets          assets            assets          rate
     $18.51       (17.37)%   $261,661      1.50%          (0.24)%         1.74%            (0.48)%         98.46%
      18.10       (18.00)      42,879      2.25           (0.99)          2.29             (1.03)          98.46
      18.12       (17.91)       8,212      2.25           (0.99)          2.29             (1.03)          98.46
      18.62       (17.04)      15,351      1.13            0.13           1.17              0.09           98.46
      18.50       (17.41)         261      1.62           (0.47)          1.66             (0.51)          98.46
------------------------------------------------------------------------------------------------------------------
      24.05        26.17      370,246      1.54           (0.28)          1.76             (0.50)          84.81
      23.73        25.29       42,677      2.29           (0.92)          2.29             (0.92)          84.81
      23.73         5.51(c)     5,604      2.09(b)        (0.79)(b)       2.09(b)          (0.79)(b)       84.81
      24.09         6.08(c)    14,626      1.16(b)         0.27(b)        1.16(b)           0.27(b)        84.81
      24.05         5.91(c)         2      1.45(b)        (0.07)(b)       1.45(b)          (0.07)(b)       84.81
------------------------------------------------------------------------------------------------------------------
      20.91        27.28      212,061      1.60           (0.72)          1.85             (0.97)          99.46
      20.80         5.39(c)     3,674      2.35(b)        (1.63)(b)       2.35(b)          (1.63)(b)       99.46
------------------------------------------------------------------------------------------------------------------
      17.29         7.20      204,994      1.41           (0.59)          1.66             (0.84)          57.58
------------------------------------------------------------------------------------------------------------------
      16.14       (17.53)     319,487      1.53           (0.53)          1.78             (0.78)          43.67
------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust -- Small Cap Value Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Small Cap Value Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the statement of investments, as of January 31, 1999, and the related state-ment of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Small Cap Value Fund as of January 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 March 19, 1999

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Small Cap Value Fund

An Investment Idea For The Long Term

Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

Goldman Sachs Small Cap Value Fund offers investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth, primarily through equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

Target Your Needs

The Goldman Sachs Small Cap Value Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

Goldman Sachs Funds

Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

                            [GRAPHIC APPEARS HERE]

For More Information

To learn more about the Goldman Sachs Small Cap Value Fund and other Goldman Sachs Funds, call your investment professional today.

* The exchange privilege is subject to termination and its terms are subject to change.

Goldman Sachs Asset Management One New York Plaza, 42nd Floor, New York, New York 10004

Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Anne E. Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent

Visit our internet address: www.gs.com/funds


This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money. Small Cap Value Fund's, Mid Cap Equity Fund's, Capital Growth Fund's, and Growth and Income Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both.

The stocks of smaller companies are often associated with higher risks, including greater volatility, than stocks of larger companies.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.

Copyright 1999 Goldman,Sachs & Co. All rights reserved. Date of first use:

                                                 March 31, 1999 SCVAR /46K /3-99